Exhibit 99.1

NEWS RELEASE

HAEMONETICS CORPORATION 400 Wood Road, Braintree, Massachusetts 02184      (781) 356-9517      investor@haemonetics.com

FOR RELEASE:	CONTACT:
Date: May 4, 2009	Julie Fallon
Time: 8:00 am Eastern	Tel. (781) 356-9517
Alternate Tel. (617) 320-2401
fallon@haemonetics.com
Haemonetics Reports Strong Double Digit Growth in Revenue, Net Income, and EPS
for Fiscal 2009 and Issues Guidance for Continued, Strong Growth in Fiscal 2010
Braintree, MA, May 4, 2009 — Haemonetics Corporation (NYSE: HAE) today reported record revenues and earnings for fiscal 2009 and its eighth consecutive quarter of double digit revenue growth. The Company also announced fiscal 2010 guidance, including continued double digit growth in earnings.
For the year, Haemonetics reported GAAP net revenues of $598 million, up 16%; net income of $59 million, up 14%, and earnings per share of $2.27, up 17%. Excluding restructuring charges in both fiscal 2008 and 2009, adjusted full year net income was $64 million, up 14%, and adjusted earnings per share were $2.45, up 17%.1
Fourth quarter fiscal 2009 GAAP net revenues were $152 million, up 10%; net income was $14 million, up 1%, and earnings per share were $0.53, up 3%. Excluding restructuring charges, adjusted fourth quarter net income was $17 million, up 10%, and earnings per share were $0.65, up 12%.1
Haemonetics ended the year with $157 million in cash and $6 million of debt, and generated $62 million of free cash flow. In the year, cash was used for a $60 million share repurchase which Haemonetics completed in the second quarter of fiscal 2009.
Brian Concannon, Haemonetics’ President and CEO, said, “Fiscal 2009 was a strong year operationally and strategically. I’m very pleased with our results. We maintained the momentum of fiscal 2008 with double digit growth and strengthened margins down the P&L, while simultaneously completing business transformation, integrating the TEG® business, and expanding our blood management solutions value proposition.”
STRATEGIC AND SEGMENT GROWTH HIGHLIGHTS1
Haemonetics continues to make progress expanding its business. The Company reported the following highlights:
•	Preferred provider contracts with Octapharma US in its plasma business which can capitalize on ongoing collection market growth

•	Launch of a new plasma protocol that reduces plasma collection times, and therefore, significantly improves customers’ productivity

•	Ongoing business development activity culminating in the acquisitions of Altivation® Software in March 2009 and Neoteric Technologies in April 2009 which strategically broadened the Company’s blood management solutions

•	Integration and expanded geographic marketing of the TEG hemostasis analyzer business, which was acquired late in fiscal 2008

•	Integration of manufacturing and human resources into the Company’s enterprise resource planning system with Phase 2 completion in April 2009
As noted, Haemonetics’ fiscal 2009 reported revenues were $598 million, up 16%. Excluding the effects of currency, full year net revenues grew 13%. Reported revenues break down as follows:

HAE Q4FY09 Earnings	Page 1 of 3

Plasma disposables revenue was $202 million for the year, up 30%. Haemonetics’ plasma business benefited from long-term contract implementation and from global growth in plasma collections as demand for IVIG and Albumin increases. Haemonetics expects its plasma business will be an ongoing revenue growth driver for the Company.
Blood bank disposables revenue was $143 million for the year, up 5%. The blood bank business benefited from the impact of exchange rates, unit growth in emerging markets, and a contract with Canadian Blood Services which made Haemonetics its preferred provider of platelet collection systems.
Red cell disposables revenue was $50 million for the year, up 7%. Revenue growth was driven by the U.S. business and by the MCS® mobile collection system.
Software and services revenue was $44 million for the year, up 12%. Excluding services, software grew 31% for the year. Software growth was driven by implementation of a number of new contracts and growth in the plasma industry.
Surgical/diagnostics disposables revenue was $88 million, up 22% for the quarter. Surgical/Diagnostics revenue benefited from sales of the TEG Thrombelastograph® Hemostasis Analyzer which the Company acquired in November 2007. The TEG business is a $20 million business which grew 15% in the year.
OrthoPAT® orthopedic perioperative autotransfusion system disposables revenue was $35 million for the year, up 3%. The Company made progress in the year advancing OrthoPAT system sales in early-adopter blood management solutions accounts.
Equipment revenue was $36 million for the year, up 8%. Platelet and plasma collection equipment sales outside the U.S. were particularly strong in the year.

Haemonetics reported balanced double digit revenue growth in all geographies for the year, with North American sales up 20%, European sales up 13%, Japanese sales up 10%, and Asian sales up 16%.
FISCAL 2010 GUIDANCE
Haemonetics announced its fiscal 2010 annual guidance of revenue growth of 8-11%, operating income growth of 12-15%, and earnings per share in a range of $2.75 to $2.85. The Company expects 150 basis point gross margin improvement, 70 basis point operating margin improvement, and a tax rate of 31%. For the year, the Company expects to generate approximately $60 million of free cash flow.
Mr. Concannon added, “With current economic trends, Haemonetics’ business solutions become even more critical to our customers, and many economic factors favor our value proposition. We are extremely well positioned to continue to deliver strong operating results.”
Haemonetics has posted several items on its website: fiscal 2010 guidance; income scenarios reflecting guidance ranges; and potential fiscal 2010 product line growth. The information is posted at http://www.haemonetics.com/site/content/investor/guidance.asp.
FISCAL 2010 SHARE REPURCHASE PROGRAM
The Company announced that its Board of Directors has approved a $40 million share repurchase.
ANNUAL INVESTOR DAY
Haemonetics is hosting its annual investor and analyst day on Thursday, May 14th at its Corporate headquarters in Braintree, MA. Information on the event is posted on the Haemonetics website.
CONFERENCE CALL

HAE Q4FY09 Earnings	Page 2 of 3

electronically

Haemonetics will host a webcast on Monday, May 4th at 10:00 am Eastern to discuss these results. Interested parties can participate at http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=72118&eventID=2195077.
Haemonetics (NYSE: HAE) is a global healthcare company dedicated to providing innovative blood management solutions for our customers. Together, our devices and consumables, information technology platforms, and consulting services deliver a suite of business solutions to help our customers improve clinical outcomes and reduce the cost of healthcare for blood collectors, hospitals, and patients around the world. Our technologies address important medical markets: blood and plasma component collection, the surgical suite, and hospital transfusion services. To learn more about Haemonetics, visit our web site at http://www.haemonetics.com.
This release contains forward-looking statements that involve risks and uncertainties, including technological advances in the medical field and standards for transfusion medicine and our ability to successfully implement products that incorporate such advances and standards, product demand, market acceptance, regulatory uncertainties, the effect of economic and political conditions, the impact of competitive products and pricing, blood product reimbursement policies and practices, foreign currency exchange rates, changes in customers’ ordering patterns, the effect of industry consolidation as seen in the plasma market, the effect of communicable diseases and the effect of uncertainties in markets outside the U.S. (including Europe and Asia) in which we operate and other risks detailed in the Company’s filings with the Securities and Exchange Commission. The foregoing list should not be construed as exhaustive. The forward-looking statements are based on estimates and assumptions made by management of the Company and are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results and experience could differ materially from the forward-looking statements.

[1]	A reconciliation of GAAP to adjusted financial results is included at the end of the financial sections of this press release as well as on the web at http://www.haemonetics.com/investors. In the quarter, Haemonetics incurred $4.4 million in pre-tax restructuring costs. For the year, restructuring costs were $7.0 million pre-tax.

HAE Q4FY09 Earnings	Page 3 of 3

Haemonetics Corporation Financial Summary
(Unaudited data in thousands, except per share data)
Consolidated Statements of Income for the Fourth Quarter FY09

	3/28/09 As	3/29/08 As	% Inc/(Dec) vs
	Reported	Reported	Prior Year
NET REVENUES	$152,397	$138,739	9.8%
Gross profit	82,147	70,141	17.1%

R&D	6,958	5,790	20.2%
S,G&A	57,056	44,042	29.5%

Operating expenses	64,014	49,832	28.5%

Operating income	18,133	20,309	(10.7%)
Interest expense	(4)	(24)	(83.3%)
Interest income	339	1,028	(67.0%)
Other (expense)/income, net	(103)	69	(249.3%)

Income before taxes	18,365	21,382	(14.1%)

Tax expense	4,426	7,589	(41.7%)

NET INCOME	$13,939	$13,793	1.1%

Net income per common share assuming dilution	$0.53	$0.52	2.7%

Weighted average number of shares
Basic	25,535	25,653
Diluted	26,197	26,602

			Inc/(Dec) vs
			prior year profit
			margin %
Profit Margins:
Gross profit	53.9%	50.6%	3.3%
R&D	4.6%	4.2%	0.4%
S,G&A	37.4%	31.7%	5.7%
Operating income	11.9%	14.6%	(2.7%)
Income before taxes	12.1%	15.4%	(3.3%)
Net income	9.1%	9.9%	(0.8%)

Consolidated Statements of Income for the Fiscal Year End 09

	3/28/09 As	3/29/08 As	% Inc/(Dec) vs
	Reported	Reported	Prior Year
NET REVENUES	$597,879	$516,440	15.8%
Gross profit	308,169	257,725	19.6%

R&D	23,859	24,322	(1.9%)
S,G&A	198,743	163,116	21.8%

Operating expenses	222,602	187,438	18.8%

Operating income	85,567	70,287	21.7%
Interest expense	(191)	(377)	(49.3%)
Interest income	2,094	5,418	(61.4%)
Other (expense)/income, net	(2,469)	1,974	(225.1%)

Income before taxes	85,001	77,302	10.0%

Tax expense	25,698	25,322	1.5%

NET INCOME	$59,303	$51,980	14.1%

Net income per common share assuming dilution	$2.27	$1.94	16.6%

Weighted average number of shares
Basic	25,389	25,824
Diluted	26,173	26,746

			Inc/(Dec) vs
			prior year profit
			margin %
Profit Margins:
Gross profit	51.5%	49.9%	1.6%
R&D	4.0%	4.7%	(0.7%)
S,G&A	33.2%	31.6%	1.6%
Operating income	14.3%	13.6%	0.7%
Income before taxes	14.2%	15.0%	(0.8%)
Net income	9.9%	10.1%	(0.2%)

Revenue Analysis for the Fourth Quarter and Fiscal Year End 09

	Fourth Quarter
			% Increase
	3/28/09 As	3/29/08 As	vs. Prior
	Reported	Reported	Year
Revenues by Geography
United States	$73,297	$62,727	16.9%
International	$79,100	$76,012	4.1%

Net Revenues	$152,397	$138,739	9.8%

Disposable Revenues by Product Family

Donor:
Plasma	$51,787	$40,430	28.1%
Blood Bank	$35,032	$35,749	(2.0%)
Red Cell	$12,857	$12,120	6.1%

	$99,676	$88,299	12.9%

Patient:
Surgical / Diagnostic	$21,501	$21,178	1.5%
OrthoPAT	$9,118	$9,179	(0.7%)

	$30,619	$30,357	0.9%

Subtotal	$130,295	$118,656	9.8%

Equipment	$8,127	$10,527	(22.8%)
Software & Services	$13,972	$9,556	46.2%

Net Revenues	$152,394	$138,739	9.8%

	Twelve Months Ended
			% Increase
	3/28/09 As	3/29/08 As	vs. Prior
	Reported	Reported	Year
Revenues by Geography
United States	$279,045	$232,812	19.9%
International	$318,834	$283,628	12.4%

Net Revenues	$597,879	$516,440	15.8%

Disposable Revenues by Product Family

Donor:
Plasma	$202,173	$155,218	30.3%
Blood Bank	$143,420	$136,148	5.3%
Red Cell	$49,508	$46,377	6.8%

	$395,101	$337,743	17.0%

Patient:
Surgical / Diagnostic	$87,578	$72,085	21.5%
OrthoPAT	$35,419	$34,301	3.3%

	$122,997	$106,386	15.6%

Subtotal	$518,098	$444,129	16.7%

Equipment	$35,515	$32,813	8.2%
Software & Services	$44,263	$39,498	12.1%

Net Revenues	$597,876	$516,440	15.8%

Consolidated Balance Sheets

	Period ending
	3/28/09	3/29/08
Assets
Cash & cash equivalents	$156,721	$133,553
Accounts receivable, net	113,598	120,252
Inventories, net	76,522	65,388
Other current assets	26,668	40,241

Total current assets	373,509	359,434
Net PP&E	137,807	116,484
Other assets	130,926	133,032

Total assets	$642,242	$608,950

	Period ending
	3/28/09	3/29/08
Liabilities & Stockholders’ Equity
S/T debt & current maturities	$695	$6,326
Other current liabilities	82,293	91,351

Total current liabilities	82,988	97,677
Long-term debt	5,343	6,037
Other long-term liabilities	14,026	11,048
Stockholders’ equity	539,885	494,188

Total liabilities & equity	$642,242	$608,950

FREE CASH FLOW RECONCILIATION

	Three Months Ended
	3/28/09	3/29/08

GAAP CASH FLOW FROM OPERATIONS	$47,413	$31,879

Capital expenditures	(14,416)	(15,293)
Proceeds from sale of property, plant and equipment	(139)	(1,315)

Net investment in property, plant and equipment	(14,555)	(16,608)

Free Cash Flow	$32,858	$15,271

	Twelve Months Ended
	3/28/09	3/29/08
GAAP CASH FLOW FROM OPERATIONS	$116,596	$77,669

Capital expenditures	(56,611)	(57,790)
Proceeds from sale of property, plant and equipment	2,383	1,834

Net investment in property, plant and equipment	(54,228)	(55,956)

Free Cash Flow	$62,368	$21,713

Haemonetics Corporation Financial Summary
Reconciliation of Non-GAAP Measures
Haemonetics has presented supplemental non-GAAP financial measures as part of this earnings release. A reconciliation is provided below that reconciles each non-GAAP financial measure with the most comparable GAAP measure. The presentation of non-GAAP financial measures should not be considered in isolation from, or as a substitute for, the most directly comparable GAAP measures. There are material limitations to the usefulness of non-GAAP measures on a standalone basis, including the lack of comparability to the GAAP financial results of other companies.
These measures are used by management to monitor the financial performance of the business, inform business decision making, and forecast future results. Performance targets for management are established based upon these non-GAAP measures. In the reconciliations below, we have removed restructuring costs from our GAAP expenses. These restructuring costs result from a significant transformation of our business during our fiscal years 2009 and 2008. This transformation resulted in the formation of a shared service center in Europe, exiting various offices across Europe and Japan and, most recently, in repositioning our technical operations organization. We believe this information is useful for investors because it allows for an evaluation of the Company with a focus on the performance of our core operations.
Non-GAAP Gross Profit
The use of these non-GAAP measures allows management to monitor the level of total gross profits without the costs of our business transformation. We establish our budgets, forecasts, and performance targets on this basis.
Non-GAAP S,G&A and Non-GAAP Operating Expenses
The use of this non-GAAP measure allows management to monitor the ongoing level of spend that is necessary to support the business in a period when we are not transforming our business or completing an acquisition of in-process research and development. We establish our budgets, forecasts, and performance targets excluding these costs.
Non-GAAP Operating Income and Non-GAAP Income before Income Taxes
The use of these non-GAAP measures allows management to monitor the level of operating and total pre-tax profits without the costs of our business transformation. We establish our budgets, forecasts, and performance targets on this basis.
Non-GAAP Net Income and Earnings per Share
The use of these non-GAAP measures allows management to monitor the level of net income and earnings per share excluding both the costs of our business transformation, as well as any related tax effects. We establish our budgets, forecasts, and performance targets on this basis.

Reconciliation of Non-GAAP Measures for the Fourth Quarter of FY09 and FY08

	03/28/09	03/29/08
Non-GAAP Gross Profit
GAAP Gross Profit	$82,147	$70,141
Restructuring Costs	0	0

Non-GAAP Gross Profit	$82,147	$70,141

Non-GAAP S,G&A
GAAP S,G&A	$57,056	$44,042
Restructuring Costs	(4,359)	(2,384)

Non-GAAP S,G&A	$52,697	$41,658

Non-GAAP Operating expenses
GAAP Operating Expenses	$64,014	$49,832
Restructuring Costs	(4,359)	(2,384)

Non-GAAP Operating Expenses	$59,655	$47,448

Non-GAAP Operating income
GAAP Operating Income	$18,133	$20,309
Restructuring Costs	4,359	2,384

Non-GAAP Operating income	$22,492	$22,693

Non-GAAP Income before taxes
GAAP Income before taxes	$18,365	$21,382
Restructuring Costs	4,359	2,384

Non-GAAP Income before taxes	$22,724	$23,766

Non-GAAP Net Income
GAAP Net Income	$13,939	$13,793
Restructuring Costs	4,359	2,384
Tax benefit associated with Restructuring Costs	(1,381)	(847)

Non-GAAP NET INCOME	$16,917	$15,330

Non-GAAP Net Income per common share assuming dilution
GAAP Net Income per common share assuming dilution	$0.53	$0.52
Restructuring Costs after tax per common share assuming dilution	$0.11	$0.06

Non-GAAP Net Income per common share assuming dilution	$0.65	$0.58

Reconciliation of Non-GAAP Measures for FY09 and FY08

	03/28/09	03/29/08
Non-GAAP Gross Profit
GAAP Gross Profit	$308,169	$257,725
Restructuring Costs	72	0

Non-GAAP Gross Profit	$308,241	$257,725

Non-GAAP S,G&A
GAAP S,G&A	$198,743	$163,116
Restructuring Costs	(6,964)	(6,307)

Non-GAAP S,G&A	$191,779	$156,809

Non-GAAP Operating expenses
GAAP Operating Expenses	$222,602	$187,438
Restructuring Costs	(6,964)	(6,307)

Non-GAAP Operating Expenses	$215,638	$181,131

Non-GAAP Operating income
GAAP Operating Income	$85,567	$70,287
Restructuring Costs	7,036	6,307

Non-GAAP Operating income	$92,603	$76,594

Non-GAAP Income before taxes
GAAP Income before taxes	$85,001	$77,302
Restructuring Costs	7,036	6,307

Non-GAAP Income before taxes	$92,037	$83,609

Non-GAAP Net Income
GAAP Net Income	$59,303	$51,980
Restructuring Costs	7,036	6,307
Tax benefit associated with Restructuring Costs	(2,320)	(2,067)

Non-GAAP NET INCOME	$64,019	$56,220

Non-GAAP Net Income per common share assuming dilution
GAAP Net Income per common share assuming dilution	$2.27	$1.94
Restructuring Costs after tax per common share assuming dilution	$0.18	$0.16

Non-GAAP Net Income per common share assuming dilution	$2.45	$2.10